UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 22, 2024

Commission File Number 001-33666

Archrock, Inc.

(Exact name of registrant as specified in its charter)

Delaware	74-3204509
(State or other jurisdiction of incorporation)	(IRS. Employer Identification No.)

9807 Katy Freeway, Suite 100, Houston, TX 77024

(Address of principal executive offices, zip code)

(281) 836-8000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common stock, $0.01 par value per share	AROC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

On August 30, 2024, Archrock, Inc., a Delaware corporation (“Archrock”), filed with the U.S. Securities and Exchange Commission a Current Report on Form 8-K (the “Original Form 8-K”) reporting, among other events, the completion of Archrock’s acquisition of all the issued and outstanding equity interests in Total Operations and Production Services, LLC (“TOPS” and such acquisition, the “Acquisition”), pursuant to the terms of that certain Purchase and Sale Agreement, dated July 22, 2024 (the “Purchase Agreement”), by and among Archrock, Archrock ELT LLC, TOPS Pledge1, LLC and TOPS Pledge2, LLC, and, solely with respect to Section 6.25 of the Purchase Agreement, TOPS Holdings, LLC.

This Current Report on Form 8-K/A amends the Original Form 8-K to include (i) the financial statements of TOPS required by Item 9.01(a) and (ii) the pro forma financial information of TOPS required by Item 9.01(b). Archrock had previously indicated in the Original Form 8-K that such financial statements and pro forma information would be provided no later than 71 days from the date on which the Original Form 8-K was required to be filed.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business or Funds Acquired.

The audited financial statements of TOPS as of and for the fiscal year ended December 31, 2023 are attached as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated by reference herein.

The unaudited financial statements of TOPS as of and for the six months ended June 30, 2024 are attached as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated by reference herein.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of Archrock as of June 30, 2024 and the unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2024 and the year ended December 31, 2023, giving effect to the Acquisition, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(d) Exhibits.

Exhibit Number	Description
23.1	Consent of Moss Adams LLP, independent auditors.
99.1	Audited financial statements of TOPS.
99.2	Unaudited financial statements of TOPS.
99.3	Unaudited pro forma condensed combined financial statements.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHROCK, INC.

November 15, 2024	By:	/s/ Stephanie C. Hildebrandt
Stephanie C. Hildebrandt
Senior Vice President, General Counsel and Secretary

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